Exhibit 99.1

Investor Webinar NASDAQ: AIDX September 2, 2026

Forward Looking Statements This presentation may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These statements reflect management's current views with respect to future events based on information currently available and are subject to risks and uncertainties that could cause the Company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they contain hypothetical illustrations of mathematical principles, are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, no person nor any other person or entity assumes responsibility for the accuracy and completeness of forward-looking statements, and the Company is under no duty to update any such statements to conform them to actual results. Specifically, the modeled sensitivity/specificity estimates on Slide 10 and the revenue projections on Slide 13 are hypothetical illustrations based on assumptions described therein and are not guarantees of future clinical or financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. If our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. Forward looking statements contained in this presentation include statements regarding (a) the risk that FDA does not authorize OneTest on the anticipated timeline or at all; (b) the risk that CMS does not grant coverage or reimbursement at assumed rates; (c) the risk that clinical data does not support regulatory approval; (d) competitive risks from Grail, Exact Sciences, and others; (e) dependence on third-party data sets and collaborators; (f) the risk that revenue projections are based on a single-company analogy that may not be predictive and other risks disclosed under the heading "Risk Factors" in reports that we file with the Securities and Exchange Commission. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to rely unduly upon these statements. This presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Company for sale in the United States or anywhere else. No part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment, whatsoever. Specifically, these materials do not constitute a "prospectus" within the meaning of the US Securities Act of 1933, as amended, and the regulations enacted thereunder. This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. Any decision to purchase the Company's securities should be made solely on the basis of the information contained in the Company's public filings. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offence. THE INFORMATION CONTAINED IN THIS DOCUMENT IS BEING GIVEN SOLELY FOR YOUR INFORMATION AND ONLY FOR YOUR USE IN CONNECTION WITH THIS PRESENTATION THE INFORMATION CONTAINED HEREIN MAY NOT BE COPIED, REPRODUCED, REDISTRIBUTED, OR OTHERWISE DISCLOSED, IN WHOLE OR IN PART, TO ANY OTHER PERSON IN ANY MANNER.

Today's Presentation

- Overview of AIDX (5-minutes; for 1st time attendees)
- Updates & Progress since August 5 Webinar (25 minutes)
  - *Presentation of OneTest Ultimate @ Next Gen Diagnostics Summit*
  - *Advancing our FDA strategy & Preliminary meetings w/ FDA leadership*
  - *Lighthouse Lab Webinar*
  - *Commercial Progress & New Customers (David Lees)*
- Q&A (10-15 minutes)

2020 BIOLABS

Congress Creates a Pathway for Medicare Reimbursement for Multi- Cancer Tests by 2028 • Establishes the first statutory pathway for Medicare coverage of MCED blood tests • CMS authority to reimburse MCEDs beginning in 2028 • Applies to FDA-approved MCED tests deemed clinically appropriate by CMS • Initial rollout to older Medicare cohorts, with potential expansion over time On Feb. 3, 2026, the Multi-Cancer Early Detection Screening Coverage Act passed Congress and was signed by the President A Major Growth Catalyst for MCEDs •~67 million Medicare beneficiaries in the U.S. today • Should accelerate private payer and Medicare Advantage coverage •Supports MCEDs moving from employer- and self-pay funding into routine preventive care over the next 3+ years •We believe OneTest may be well-positioned for reimbursement under the 2028 CMS pathway, subject to obtaining FDA authorization and satisfying CMS clinical appropriateness criteria.

Grail's NHS-Galleri Data at ASCO Signals Trouble for Medicare Coverage of Galleri

At ASCO 2026 (May 30), Grail reported full results from its randomized *NHS-Galleri trial* of 142,000+ NHS participants

- Primary endpoint missed — no drop in combined Stage III/IV cancers overall
- Stage I–II diagnoses rose just 16% when added to standard screening — unlikely to translate into a meaningful mortality benefit
- ctDNA misses many early tumors that shed little DNA (Stage I ~10–20%)
- Requires 2 full tubes of whole blood making serial (more than yearly) screening impractical
- Expensive: $949 per test list price

These results raise questions about the clinical utility profile of ctDNA-based approaches for broad Medicare population screening.


Galleri
Multi-cancer
early detection test
Specimen collection kit | Rx only
GRAIL

2020 BIOLABS

OneTest™ for Medicare:
Biomarker Tracking + Machine Learning + Anti-Inflammatory Diet

DEPARTMENT OF HEALTH & HUMAN SERVICES · USA

Medicare

Biomarker Panel: 12 Markers

Cancer protein tumor markers (PTMs)

- **AFP** — liver, testicular, ovarian
- **CEA** — lung, pancreatic, GI
- **CA 19-9** — pancreatic, liver, GI
- **CA 125** — ovarian, lung
- **CYFRA 21-1** — lung, head/neck, breast
- **CA 15-3** **(women)** / **PSA** **(men)** — breast / prostate
- **HE4** — ovarian

Inflammation Associated markers

- **CRP, ApoA1, B2-Microglobulin, Prealbumin**

Serial Testing & Biomarker Velocity

Repeat testing every 3 or 4 months

- Three tests per year track each marker as a trajectory over time, not a single snapshot.
- Velocity algorithms score each marker's rate of change, flagging tumors as levels begin to rise.

Higher sensitivity

- Rising trends surface early-stage cancers a one-time test within the normal range would miss.

Higher specificity

- Sustained upward trajectories are separated from transient, benign elevations, cutting false positives.

2020 BIOLABS

OneTest Advantages Over ctDNA — Our "Straight A's" • Accuracy for Earlier Stage Cancers • Affordability • Acceleration over Time • Aggregates Data from Multiple Sources • Access at Home & Workplaces • AI Compatible for Consumers & Clinicians

8 At Home Capillary Collection Now Makes Quarterly Testing Practical & Velocity Algorithms Impactful

9 Expect to "bolt-on" or acquire other companies that are vertically or horizontally integrated with 20/20 (e.g., suppliers, distributors, or related products) M&A Strategy Desired Attributes for Acquired Companies • Health & wellness customer base overlaps with those of 20/20 - Early Cancer Detection - Longevity Testing - Healthy Whole Foods that positively impact Biomarker Levels • $2 to $8 million in annualized revenues • Proven year-over-year growth likely to accelerate with modest cash infusions over time • Line of sight to profitability • Shareholders eager for liquidity with limited "exit" options Structure & Operation of Acquired Companies • Mostly stock transaction • Each business to initially operate as a wholly-owned subsidiary (rather than an operating division) • Equity to flow between subsidiaries based on quarterly financial performance • Cost sharing and economies of scale to reduce overhead and burn of each subsidiary - Marketing - AI Development & Deployment - Accounting, Audit, & HR - Legal and IP Development - Government Advocacy

10 How Cologuard's 2014 Medicare Coverage Ignited Exponential Revenue Growth 4 4 2 39 99 266 0 50 100 150 200 250 300 2012 2013 2014 2015 2016 2017 Annual Revenue ($M) ← Medicare Coverage October 2014 FDA Approval Aug 11, 2014 — First stool DNA test approved Medicare NCD Issued Oct 9, 2014 — Coverage for 50M+ beneficiaries Revenue Explosion $2M → $266M in 3 years (133x growth) 133x Revenue Growth 2014 to 2017 post-Medicare Exact Sciences' historical revenue growth is presented for contextual purposes only. AIDX's OneTest is at a fundamentally different stage of development, and past performance of another company's product is not indicative of AIDX's future results. There can be no assurance that OneTest will achieve similar regulatory outcomes, market adoption, or revenue growth.

Aligning MCED with MAHA Combining Earlier Detection with Prevention through Anti- Inflammatory Lifestyle Interventions to Amplify and Accelerate Demonstrated Mortality Reductions Jonathan Cohen, CEO, 20/20 Biolabs Next Generation Diagnostics Summit · Washington, D.C. August 26, 2026 20/20 Biolabs · Next Generation Diagnostics Summit · Washington, D.C. · August 2026

20/20 Biolabs · Next Generation Diagnostics Summit · Washington, D.C. · August 2026 2 Mortality proof takes years—not months Time to the first randomized evidence of cancer-specific mortality reduction P PSA Prostate screening EARLY 1990s 2009 9 years median follow-up at first positive ERSPC mortality report M MAMMOGRAPHY Breast screening 1963 1971 ~8 years from HIP trial launch to first published mortality result C STOOL-BASED CRC Annual fecal occult-blood testing 1976 1993 13 years follow-up before statistically significant CRC mortality reduction THE POLICY PRECEDENT Screening programs were not required to wait 10–20 years for fully mature mortality evidence. Adoption relied on detection performance, stage shift and modeled benefit—then mortality follow-up matured. Cologuard: no randomized mortality endpoint yet

MAHA reframed the national question The federal chronic-disease agenda names root causes — poor nutrition, ultra- processed food, physical inactivity, environmental exposure, chronic stress — and directs research and payment toward prevention. Every one of those root causes is also a driver of chronic inflammation. That is not a coincidence. It is the alignment. 20/20 Biolabs · Next Generation Diagnostics Summit · Washington, D.C. · August 2026 8

The combined model beats either lever alone Modeled deaths avoided in a cohort of 100,000 adults tested yearly over seven years 0 38 52 104 0 20 40 60 80 100 120 Usual care Prevention only MCED only MCED + prevention Why they compound Prevention lowers incidence, so fewer positives arrive at a fixed test specificity — which raises positive predictive value and cuts the workup burden that is MCED's main cost driver. Detection, in turn, gives prevention a hard, near-term outcome instead of a decades- long promise. Modeled ranges: detection only 150-350 lives; prevention only 350-750; combined 450-900. Illustrative, not measured. 20/20 Biolabs · Next Generation Diagnostics Summit · Washington, D.C. · August 2026

Modeled deaths avoided: PSA alone vs. PSA + Inflammatory Biomarkers & Algorithms Illustrative 23-year comparison for 10,000 men offered guideline-concordant PSA screening PSA SCREENING ALONE 22 deaths avoided Prostate-cancer deaths avoided per 10,000 men invited to screening over 23 years Long-term ERSPC estimate VS. PSA + INFLAMMATORY BIOMARKERS 106 modeled deaths avoided 22 PSA + 84 lifestyle = 106 84 additional modeled deaths avoided from a sustained DII improvement among 20% of participants Assumptions: 20% cumulative all-cause mortality (2,000 deaths) over 23 years; 20% achieve DII +3 → −3; pooled RR 1.04 per +1 DII unit. MODELED, HYPOTHESIS-GENERATING — 106 is not a clinical-trial result. DII mortality associations are observational and may not be causal or additive to PSA. 20/20 Biolabs · Next Generation Diagnostics Summit · Washington, D.C. · August 2026 10

Find it earlier. Prevent it beforehand. MCED without prevention treats cancer as inevitable. Prevention without detection asks the public to wait decades for proof. Together, they are the only combination that reduces mortality in this decade — and the federal agenda and the diagnostics industry are, for the first time, pointed at the same biology. Thank you · Jonathan Cohen, CEO 20/20 Biolabs, Inc. Jonathan@2020Biolabs.com 301-379-2020 20/20 Biolabs · Next Generation Diagnostics Summit · Washington, D.C. · August 2026

2020 BIOLABS FDA Engagement Update: Initial Leadership Discussions August 25–26, 2026 | Washington, D.C. WHAT OCCURRED • Two in-person discussions with senior FDA personnel involved in in vitro diagnostics and MCED review • Discussions took place during the Next Generation Diagnostics Summit • Topics included OneTest's regulatory planning, evidence generation and potential use of real-world data • Company representatives also discussed potential future FDA engagement pathways ENGAGEMENT PROGRESSION INITIAL DISCUSSIONS Senior FDA personnel briefed on OneTest and the Company's evolving regulatory approach. EVIDENCE STRATEGY Company is evaluating aggregation of internal and external data and a rigorously designed real-world evidence program. FORMAL INTERACTIONS Company intends to pursue appropriate FDA processes, potentially including an informational meeting, Breakthrough Device designation request and Q- Submissions. These were preliminary, non-binding discussions and did not constitute formal FDA feedback, concurrence or authorization. Investor note: No assurance can be given regarding the timing, pathway, evidence requirements or outcome of any FDA review. 18

2020 BIOLABS Advancing the FDA Strategy: Planned Next Steps A disciplined sequence from preliminary engagement to formal agency interaction 1 STRUCTURE THE EVIDENCE Refine the proposed evidence package, including internal studies, external datasets and a prospectively planned real- world evidence program. 2 SEEK FORMAL INPUT Pursue appropriate FDA interactions to obtain formal feedback on intended use, study design, endpoints and the regulatory pathway. 3 EXECUTE THE AGREED PLAN Revise development and submission plans based on written agency feedback and the data ultimately generated. Important qualification FDA has not agreed to a specific pathway, study design, timeline, designation or approval. The Company's plans remain subject to further agency feedback, successful evidence generation and regulatory review. Forward-looking statement: Actual regulatory requirements, timing and outcomes may differ materially from current expectations. 19

A National Laboratory Network for MCED Commercialization A Distribution / Franchise Model for Protein Tumor Marker based Multi- Cancer Early Detection Blood Tests Jon Harol, CEO, Lighthouse Labs Jonathan Cohen, CEO, 20/20 Biolabs Mao Mao, CEO, SeekIn Lighthouse Laboratories Webinar September 2, 2026 20/20 Biolabs · Lighthouse Labs · September 2026

Sales Update • Q2 2026 produced our best quarterly cancer testing revenue to date. • 47% increase in revenue year-over-year • 29 Orders from New Accounts o Including Occupational and Preventive Health Companies, Fire Departments, and Primary Care Physicians • Maryland Firefighter Cancer Screening Program o 200%+ Increase over 2025 o 18 Fire Departments o 1,400+ participants • Selected for the Vermont Firefighter Cancer Screening Program – up to 4,500 participants

Sales Update • Highlights o New Occupational Health Partners starting to deliver with orders o 1 in North Carolina o 2 in Texas o Expanding our ability to access fire departments, but also other industries, i.e. the energy sector o Expanding work with non-profit organizations o TF – 7294 Foundation – Non-profit organization o New types of physician offices o BodyMetRX – First Commercial Order o Growing enterprise pipeline in the second half of 2026 • Maintaining strong repeat business from existing customers o Clayton County, GA – beginning it's 7th year with OneTest for Cancer

Key Takeaway: AIDX has the upside potential of a biopharmaceutical company (in Phase II clinical trials) with the downside protection of an early revenue stage Dx or medtech company Jonathan Cohen CEO 240-453-6343 Investors@2020Biolabs.com NASDAQ: AIDX 2020biolabs.com